SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 24, 2001
Date of Report (Date of earliest event reported)

POINT WEST CAPITAL CORPORATION
( Exact name of registrant as specified in its charter)

Delaware	0-27736	94-3165263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 250, San Francisco, CA 94111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (415)394-9467

Item 5. Other Events

        On January 24, 2001 the company issued a press release announcing appointment of Chief Executive Officer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

        99.1 Text of Press Release dated January 24, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

POINT WEST CAPITAL CORPORATION

By: /s/ Alan B. Perper
Alan B. Perper
President

Date: January 26, 2001

EXHIBIT INDEX

Exhibit Number	Document Description	Sequential Page Number
99.1	Text of Press Release dated January 24, 2001
5

FOR IMMEDIATE RELEASE
JANUARY 24, 2001

POINT WEST CAPITAL CORPORATION
ANNOUNCES
APPOINTMENT OF CHIEF EXECUTIVE OFFICER

SAN FRANCISCO - (January 24, 2001) Point West Capital Corporation (Nasdaq Symbol: PWCC) today announced the appointment of John Ward Rotter as Chief Executive Officer. A founder of the Company, Mr. Rotter has served as the Chief Financial Officer since 1995. He is an Iowa native, graduated from the United States Military Academy at West Point in 1979 and was licensed as a Professional Engineer in 1985. Prior to founding the Company, Mr. Rotter was the President of The Echelon Group Inc. (1988-1995), a financial services firm, and served as an officer with the Corps of Engineers (1979-1987), managing large construction projects in Europe and South America.

Point West Capital is a specialty financial services company.

(KEYWORD CALIFORNIA AND INDUSTRY KEYWORD: SPECIALTY FINANCE).

CONTACTS:    POINT WEST CAPITAL CORPORATION,  SAN FRANCISCO.
                            John Ward Rotter, 415/394-9469